UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

ALPHA INNOTECH CORP.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14257 (Commission File Number)	58-1729436 (IRS Employer Identification No.)

2401 MERCED STREET, SAN LEANDRO, CALIFORNIA (Address of principal executive offices)	94577 (Zip Code)

Registrant’s telephone number, including area code: (510) 483-9620

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        Effective September 27, 2006, Mr. Ron Bissinger, the Company’s current Chief Financial Officer and Chief Operating Officer, was appointed Chief Executive Officer of the Company to replace the current Chief Executive Officer, Mr. Haseeb Chaudhry. Mr. Bissinger will serve as principal executive officer.

        Mr. Chaudhry, one of the Company’s co-founders has been a director and Chief Executive Officer since 1992. Mr. Chaudhry will continue with the Company as Vice Chairman of the Company’s Board of Directors.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2006	ALPHA INNOTECH CORP. By: /s/ Ron Bissinger __________________________________ Ron Bissinger Chief Financial Officer

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